UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2011

Xtreme Oil and Gas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53892	20-8295316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 W. Plano Parkway, Suite 3600, Plano TX 75093

(Address of Principal Executive Offices)

 (214) 432-8002

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2011, Xtreme Oil and Gas, Inc. (the “Registrant”) placed 5.35 units with 6 investors.  Each unit consists of $100,000 in principal amount of senior convertible notes (the “Notes”) and a warrant (the “Warrant”) to purchase 267,857 shares of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”). The Registrant had previously discussed an initial placement of 18.25 units in a Form 8-K filed on September 9, 2011.

Each of the Notes bears interest on the outstanding principal at the rate of 12% per annum and matures September 12, 2013. Interest is payable monthly commencing December 12, 2011. On the same dates, the Registrant is required to pay principal on the Notes, the amount of principal to be paid determined by dividing the outstanding principal by the number of months remaining until the date of maturity. The principal amount of any Note and interest accrued thereon is convertible into Common Stock at a rate of $0.28 per share.

Provided the Common Stock to be issued upon conversion of the Notes is eligible for sale without restriction pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Act”), and other conditions are met, the Registrant may compel conversion of the Notes to Common Stock.

The Notes are senior to any indebtedness of the Registrant.

Each Warrant acquired in the unit has an exercise price of $0.28 per share and expires September 12, 2016. The Warrant has a cashless exercise option.

This description of the transaction and related documents are modified in their entirety by the exhibits incorporated by reference as part of this current report on Form 8-K.

The units, securities comprising the units, and warrants to be issued are exempt from registration under the Act pursuant to either Section 4(2) thereof, Rule 506 of Regulation D promulgated under the Act, or both.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosures set forth under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit #	Description
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 9, 2011

10.2	Form of Note (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 9, 2011

10.3	Form of Warrant (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 9, 2011

99.1	Press release dated September 27, 2011 announcing sale of units

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2011

Xtreme Oil & Gas, Inc.

/s/ Willard G. McAndrew, III
Willard G. McAndrew, III, Chief Executive Officer